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                   NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

        SUPPLEMENT TO CLASS I, II, III, IV, V & R SHARES PROSPECTUSES AND
            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2005


                                 AUGUST 4, 2005

PLEASE REVISE THE "PORTFOLIO TEAMS" SECTION AS FOLLOWS:

Joseph Devine, Senior Vice President and Portfolio Manager, replaces Rebecca K. Hagstrom and assumes lead portfolio management responsibilities of the Emerging Market's Opportunities Fund (the "Fund"). Mr. Devine's biographical information is as follows:

JOSEPH DEVINE
SENIOR VICE PRESIDENT
PORTFOLIO MANAGER - EMERGING MARKETS OPPORTUNITIES

Joined firm in 2005, 10 years prior portfolio management experience as Research Analyst with Duncan Hurst Capital Management (April 2000-July 2005) and Asian Sales Trader with Credit Suisse First Boston.

B.S.--University of Southern California

Details of other accounts managed by Mr. Devine are follows:

  OTHER POOLED VEHICLES            OTHER ACCOUNTS           OTHER RICS
----------------------------------------------------------------------------
  #              AUM            #          AUM           #           AUM
  None                          2       170,000,000      1        38,000,000

Mr. Devine does not manage other accounts for which the advisory fee is based on performance and does not beneficially own any shares of the Fund as of the date of this supplement.